WAIVER AND EXTENSION AGREEMENT

Reference is hereby made to the Note Purchase Agreement dated April 20, 2017 (the "**Agreement**"), Agreement and Waiver dated August 29, 2017 (the "**August Waiver**"), Agreement and Waiver dated December 21, 2017 (the "**December Waiver**") by and between Solbright Group, Inc. (previously Arkados Group, Inc.), a Delaware corporation (the "**Company**"), and the undersigned entities (collectively, "**AIP**"). All capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

WHEREAS, on May 1, 2017 (the "**Closing Date**"), the Company and AIP completed a financing transaction pursuant to which the Company raised capital by issuing (i) secured convertible promissory notes (the "**Notes**") in the aggregate principal amount of $2,500,000 and (ii) warrants to purchase shares of Company common stock to AIP and its affiliated entities in accordance with the terms of the Agreement;

WHEREAS, in connection with entering into the Agreement, the Company also entered into a registration rights agreement of the same date (the "**Registration Rights Agreement**") with AIP with respect to the registration of the shares of Company common stock issuable upon conversion of the Notes (the "**Conversion Shares**") and exercise of the warrants (the "**Warrant Shares**" and together with the Conversion Shares, the "**Registrable Securities**"), and pursuant to the terms of the Registration Rights Agreement agreed to file a registration statement on Form S-1 (the "**Registration Statement**") by July 15, 2017 (the "**Initial Filing Date**") with the Securities and Exchange Commission to register the Registrable Securities for resale to the public;

WHEREAS, failure to file the Registration Statement by the Initial Filing Date constitutes an "Event of Default" under Section 9.1(c) of the Agreement, and the Company failed to file the Registration Statement by the Initial Filing Date, which was extended by the August Waiver to September 1, 2017, and by the December Waiver to January 30, 2018, and as of April 30 2018, the Company is still in default of the Agreement and requested an extension to July 1, 2018 in order to complete $8 Million preferred stock as per S-1/A filed with SEC on April 27 2018 or any other financing (the "**Financing**");

WHEREAS, failure to meet financial covenants and raise required equity up to date as per Article 8 of the Agreement constitutes an "**Event of Default**" and is thus, in default of the Agreement; and

WHEREAS, Section 9.6 of the Agreement gives the Majority Holders the power to instruct the Security Agent waive the Events of Default.

NOW THEREFORE, the parties agree as follows:

1. The Majority Holders hereby waive and extend, and instruct the Security Agent to waive and extend, the Events of Default referenced in the recitals up to the April 30, 2018.

2. Extend the Initial Filing Date to July 1, 2018.

3. Extend the Maturity Date till the Financing completion but not later than July 1, 2018.

4. Solbright Group, Inc. requested to pay late filing penalties, waiver and extension fees in-kind and the Holders agrees hereby to accept 3,000,000 additional shares of the Company's common stock, par value $0.000001 per share (the "**Waiver and Extension Fee**") as a fair consideration for this Waiver and Extension Agreement provided to the Company. The Company will issue 3,000,000 shares to the Holders in four certificates to Noteholder, pro-rata, as follows:

Noteholders Allocation	Waiver and Extension Fee, paid by shares below 3,000,000
AIP Canadian Enhanced Income Class	1,198,236
AIP Global Macro Class	319,412
AIP Global Macro Fund L.P.	1,341,176
AIP Private Capital Inc.	141,175
Total (Shares)	**3,000,000**

5. Except as explicitly stated in this Agreement and Waiver, the terms and conditions of the Agreement remain in full force and effect. Without limiting the foregoing:

(a) Section 8.1(s) shall apply for periods beginning July 2, 2018.

IN WITNESS WHEREOF, the undersigned have executed this Waiver and Extension Agreement effective as of April 30, 2018.

SOLBRIGHT GROUP, INC.,

By: ______________________
Name: Terrence De Franco
Title: CEO

AIP ASSET MANAGEMENT INC.,
as Security Agent

By: ______________________________
Name: Jay Bala, CFA
Title: President

AIP PRIVATE CAPITAL INC.,
as a Holder

By: ______________________________
Name: Alex Kanayev
Title: Managing Partner

AIP CANADIAN ENHANCED INCOME

CLASS,

as a Holder

By: ______________________________
Name: Jay Bala, CFA
Title: Portfolio Manager

AIP GLOBAL MACRO FUND, LP,
as a Holder

By: ______________________________
Name: Jay Bala, CFA
Title: Portfolio Manager

AIP GLOBAL MACRO CLASS,
as a Holder

By: ______________________________
Name: Jay Bala, CFA
Title: Portfolio Manager